CONVERTIBLE SECURED PROMISSORY NOTE
                       -----------------------------------


$350,000
                                                                 OCTOBER 8, 2004
                                                                 ---------------
                                                          COSTA MESA, CALIFORNIA
                                                          ----------------------


FOR VALUE RECEIVED, RAPIDTRON, INC., a Nevada corporation ("MAKER"), hereby promise to pay to the order of LDM Enterprises, LLC, a California limited liability company ("HOLDER"), at Holder's address for notice as set forth in
Section 12 hereof or at such other address as Holder may designate by written notice delivered to Maker at any time and from time to time, the principal sum credited or disbursed to Maker from time to time, not to exceed Three Hundred Fifty Thousand and 00/100 Dollars ($350,000.00), plus interest on the principal amount disbursed and other fees and costs due hereunder, as set forth below.

     1.   Interest  Rate.  Interest  upon  the  principal amount disbursed under
          --------------
this Note plus any other fees and costs due hereunder shall accrue at the rate of ten percent (10%) per annum. NOTICE: Under no circumstances will the interest rate of this Note be more than the maximum rate allowed by applicable law.

     2.   Payments/Maturity.  The  entire  indebtedness  evidenced by this Note,
          -----------------
including the entire principal balance outstanding hereunder, any and all unpaid interest accrued thereon, and any and all other amounts due and owing hereunder, shall be due and payable in full on November 8, 2004 (the "MATURITY DATE"). Maker may prepay the principal and interest due hereunder at any time without additional fee or penalty.

     3.   No  Setoff.  All payments made hereunder shall be made in lawful money
          ----------
of the United States of America without setoff, deduction or counterclaim of any kind whatsoever.

     4.   Default  and  Acceleration.  For purposes of this Note, Maker shall be
          --------------------------
in "DEFAULT" under this Note if any one of the following events occurs: (a) Maker fails to make any payment of interest, principal or other amount hereunder on or before the Maturity Date; (b) Maker admits in writing Maker's inability to pay Maker's debts as such debts become due, makes a general assignment for the benefit of creditors, or files any petition or action for relief under any bankruptcy, reorganization, insolvency or moratorium law or under any other law for the relief of, or relating to, debtors; (c) Maker commits any breach of or default under this Note or any instrument securing or otherwise assuring payment of or performance under this Note; (d) any involuntary petition is filed against Maker under any bankruptcy, reorganization, insolvency or moratorium law or under any other law for the relief of, or relating to, debtors; (e) a levy or writ of attachment or garnishment or other like judicial process is filed or issued against or upon the Maker or any of the "Collateral" (defined in Section 13 below); or (f) Holder deems itself insecure, believing that the prospect of payment under this Note is impaired or fears the Collateral is at risk of being compromised. Notwithstanding any other provision of this Note to the contrary, upon the occurrence of a Default, Holder may, at Holder's option but with written notice to Maker, the entire indebtedness evidenced by this Note, including the entire principal balance outstanding hereunder, any and all unpaid interest accrued thereon and any and all other amounts due and owing under this Note, shall immediately be due and payable.

     5.   Late  Charge.  If  Maker  fails  to  pay  any  amount  due  hereunder
          ------------
(including, without limitation, any monthly installment or the final installment of principal and interest due on the Maturity Date) on or before the due date, Maker shall pay a late charge of five percent (5%) of the amount past due (the "LATE FEE"). Maker acknowledges and agrees that it would be extremely difficult or impracticable to fix the actual damages resulting from Maker's failure to pay amounts when due, and therefore, Maker shall pay such late charges not as a penalty, but for the purpose of defraying the administrative expenses incident to handling amounts past due. Such late charges represent the reasonable estimate of such expenses. The late charges shall be payable by Maker without prejudice to the rights of Holder to collect any other amounts to be paid under this Note or any Security Document (including, without limitation, interest at the Default Rate pursuant to Section 6, below and other collection fees) or to accelerate all sums due hereunder pursuant to Section 4, above.

     6.   Default  Rate.  Notwithstanding anything in this Note to the contrary,
          -------------
upon and after a Default, interest shall accrue on the unpaid principal at the interest rate of the greater of (a) fourteen percent (14%) per annum, or (b) the Prime Rate as published by U.S. Bank for its U.S. customers, plus eight points (the "DEFAULT RATE"'). The unpaid principal shall accrue interest at the Default Rate only until the Default is cured. Maker acknowledges and agrees that it would be extremely difficult or impractical to fix the actual damages resulting from Maker's failure to pay the principal, accrued interest and other sums due on the Maturity Date, and therefore Maker shall pay interest at the Default Rate not as a penalty, but for purposes of defraying the expenses and losses incident to the loss of the past due principal, accrued interest and other sums due under this Note. Interest at the Default Rate represents the reasonable estimate of such expenses and losses. Interest at the Default Rate shall be payable by Maker without prejudice to the rights of Holder to collect any other amounts to be paid under this Note or any Security Document (including, without limitation, the Late Fee pursuant to Section 5, above), or to accelerate all sums due hereunder pursuant to Section 4, above.

     7.   Conversion.  If  Maker is in Default of this Note, then Holder may, at
          ----------
any time prior to the cure of such Default in its sole and absolute discretion, convert the entire outstanding principal balance of this Note into that number of shares of common stock of the Corporation as determined by dividing (i) the outstanding principal amount under this Note, by (ii) the "Conversion Price" (as defined below). In connection with such conversion, no fraction of a share of common stock shall be issued. Such right to conversion shall terminate immediately following the Maturity Date. The term "COMMON STOCK" means the common stock of Rapidtron, Inc., a Nevada corporation (the "CORPORATION") issued upon conversion of this Note. The term "CONVERSION PRICE" means the lesser of
(a) $0.33 per share, or (b) the average lowest closing bid price during the five
(5) trading days immediately prior to the "Conversion Date" (defined below), each as reported by Bloomberg, or if no report is provided by Bloomberg, as reported by Nasdaq's OTC Bulletin Board or other U.S. national trading market upon which the Corporation's common stock is traded. Holder shall have no obligation to convert the Note pursuant to this Section 7, and any such conversion shall not be deemed a waiver of any of Holder's remedies for any Default, including the collection of the Late Fee or Default Interest.

          7.1  Effect  of  Conversion.  Immediately  following  tender  of  the
               ----------------------
original Note and other items required by Section 7 and its related subsections, this Note shall be deemed no longer outstanding and all rights with respect to this Note shall immediately cease and terminate, except only the right of the Holder to receive shares of Common Stock in exchange therefor. Upon conversion but subject to the terms and conditions of the Corporation's Shareholders Agreement, Certificate of Incorporation and related documents, the Holder shall be admitted as a constituent shareholder of the Corporation holding the Common Stock.

          7.2  Securities  Representations.  Upon  conversion  of this Note, the
               ---------------------------
registered Holder shall execute and deliver to the Corporation an instrument, in form and substance satisfactory to the Corporation, representing that either (a) Holder is an "Accredited Investor" within the meaning of the rules and regulations promulgated under the Securities Act of 1933, as amended (the
"SECURITIES ACT"); and that the shares of Common Stock issued to Holder are being acquired for such Holder's own account, for investment and not with a view to sale, transfer, assignment or distribution within the meaning of the Securities Act, or (b) Holder is not a "U.S. Person" within the meaning of Regulation S promulgated under the Securities Act, the sale of the Common Stock to Holder qualifies for an exemption from registration in accordance with Regulation S, and such other representations and warranties as may then be appropriate under Regulation S.

          7.3  Delivery  of  Documents.  To  convert  this Note, the Holder must
               -----------------------
surrender the original of this Note to the Corporation at its offices, accompanied by a Conversion Notice in the form attached hereto as Exhibit A and
                                                                   ---------
such other documents as may be reasonably required by the Corporation in connection with the issuance of shares of Common Stock to Holder, including, without limitation, an investor questionnaire related to Holder's qualification as an Accredited Investor. "CONVERSION DATE" shall mean the date Holder delivers all of the foregoing documents.

          7.4  Failure  to  Issue  Common Stock.  Failure to issue unrestricted,
               --------------------------------
freely tradable Common Stock to the purchasers following Conversion and pursuant to the effective Registration filed pursuant to this Note


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
shall be considered a Default, which if not cured within 10 days, shall entitle the Holder to accelerate full repayment of the Note then outstanding. The Corporation acknowledges that the failure to honor a Conversion Notice shall cause definable financial hardship on Holder.

          7.5  Reservation  of  Common  Stock.  At  all  times  until  the total
               ------------------------------
outstanding balance of this Note is paid in full, the Corporation shall keep available Common Stock duly authorized for issuance against this Note. If at any time, the Corporation does not have available an amount of authorized and non-issued Common Stock necessary to satisfy full Conversion of the then outstanding amount of the Convertible, the Corporation shall call and hold a special meeting within 30 days of such occurrence, or as soon thereafter as permitted by the Securities and Exchange Act of 1934, for the sole purpose of increasing the number of shares of Common Stock authorized. The Board of Directors of the Corporation shall recommend to shareholders to vote in favor of increasing the number of Common Stock authorized. The Management shall also vote all of its shares in favor of increasing the number of Common Stock authorized.

     8.   Registration  and  Securities  Act  Compliance.

          8.1  No  Registration  on  Closing Date.  Holder acknowledges that the
               ----------------------------------
sale of this Note and the Common Stock have not been registered under the Securities Act or any applicable state laws.

          8.2  Securities Act Compliance.  This Note, any share of Common Stock,
               -------------------------
and any equity securities in any successor entity for which such Common Stock may be exchanged in a merger, shall not be sold or transferred unless either (i) such sale or transfer shall first have been registered under the Securities Act and any applicable state law, or (ii) such sale or transfer is exempt from such registration and Holder furnishes to the Corporation an opinion of legal counsel, reasonably satisfactory to the Corporation, to the effect that such sale or transfer is exempt from the registration requirements of the Securities Act.

          8.3  Registration Following Default.  If Holder exercises the right to
               ------------------------------
convert this Note pursuant to Section 7 above, then the Corporation shall, at its sole cost and expense, file a registration statement (the "REGISTRATION") with the Securities and Exchange Commission (the "SEC") within six (6) months after the Conversion Date for the public resale of the Common Stock by Holder and all other holders of the Notes, as follows:

               (a) The Corporation shall file the Registration on such forms as may be available to the Corporation, in the Corporation's sole discretion, for the resale of its common stock, including a Form S-3, Form SB-2, or similar forms.

               (b) The Holder will cooperate with the Corporation in all respects in connection with the Registration, at Holder's sole cost and expense, including timely supplying all information reasonably requested by the Corporation (which shall include all information regarding the Holder and proposed manner of sale of the Common Stock required to be disclosed in any registration statement) and executing and returning all documents reasonably requested in connection with the registration and sale of the Common Stock and entering into and performing their obligations under any underwriting agreement, if the offering is an underwritten offering, in usual and customary form, with the managing underwriter or underwriters of such underwritten offering. Nothing in this Note shall obligate any Holder to consent to be named as an underwriter in any registration statement. Any delay or delays caused by the Holder by failure to cooperate as required hereunder shall extend the deadline for filing the Registration.

               (c) The Corporation shall keep such Registration effective until the Common Stock is no longer "restricted" under Rule 144 and may be freely tradable without registration.

               (d) If at any time or from time to time after the effective date of the Registration, the Corporation notifies the Holder in writing of the existence of a "Potential Material Event" (as defined below), the Holder shall not offer or sell any Common Stock or engage in any other transaction involving or relating to Common Stock, from the time of the giving of notice with respect to a Potential Material Event until the Holder receives written notice from the Corporation that such Potential Material Event either has been disclosed to the public or no longer constitutes a Potential Material Event; provided, however, that the Corporation may not so suspend the right to Holder for more than twenty (20) days in the aggregate during the period the Registration is required to be in effect. If a Potential Material Event shall occur prior to the date the Registration is required to be filed, then the Corporation's obligation to file such Registration shall be delayed without penalty for not more than twenty (20) days. The Corporation must, if lawful, give the Holder notice in writing at least two (2) trading days prior to the first day of the blackout period.

               (e) If, at the time the Holder wishes to resell the Common Stock, the Corporation's legal counsel determines that the Common Stock may be resold by Holder without registration, then notwithstanding anything to the contrary in this Section 8, the Corporation shall not be required to register such resale; provided the Corporation permits such resale in accordance with any such exemption.

     9.   No  Assignment.  Maker  shall  not  assign  any  right,  title,
          --------------
interest, power or privilege (or any part thereof) in, to or under this Note or to delegate any debt, duty, liability or obligation (or any part thereof) under this Note without the prior written consent of Holder.

     10.  Severability.  The provisions of this Note are intended by Maker to be
          ------------
severable and divisible and the invalidity or unenforceability of a provision or term herein shall not invalidate or render unenforceable the remainder of this Note or any part thereof.

     11.  No  Waiver.  The  acceptance  by  Holder of any amount in payment less
          ----------
than the full amount due and payable shall not constitute a waiver of Holder's right to accelerate the indebtedness at that time or any subsequent time or nullify any prior acceleration unless Holder has expressly waived such right by written notice to Maker or such waiver is implied or otherwise effected by operation of law.

     12.  Notices.  All  notices required or permitted by this Guaranty shall be
          -------
in writing or by telex or facsimile transmission and shall be deemed to have been duly given (i) on the date of service if delivered in person or by telex or facsimile transmission (with the telex or facsimile confirmation of transmission receipt acting as confirmation of service when sent and provided telexed or telecopied notices are also mailed by first class, certified or registered mail, postage prepaid); or (ii) seventy-two (72) hours after mailing by first class, registered or certified mail, postage prepaid, and properly addressed to the addresses specified below or at such other address as the party affected may designate in a written notice to such other party in compliance with this
Section  12.

     13.  Security.  As  a  condition  to  and  in  consideration of the amounts
          --------
loaned to Maker pursuant to this Note, the payment, performance and satisfaction of Maker's debts, duties, liabilities and obligations under this Note are and shall be fully secured by a security interest in all of the assets of Maker (the "COLLATERAL") in accordance with a separate Assignment and Security Agreement, of even date herewith (the "SECURITY AGREEMENT"), duly executed and delivered by Maker, and a personal guaranty of payment and performance executed and delivered by John Creel, an individual.

     14.  Waivers  By  Maker.  Maker  (a) waives diligence, presentment, protest
          ------------------
and demand, and (b) consents to the acceptance of security, or the release of security, for this Note, all without in any way affecting the liability of Maker. The right to plead any and all statutes of limitations as a defense to any duty, obligation, or liability under this Note, or any instrument securing or otherwise assuring payment of this Note, is expressly waived by Maker to the fullest extent permitted by law.

     15.  Governing  Law.  This  Note  shall  be  governed  by and construed and
          --------------
interpreted in accordance with the internal laws of the State of California, as applied to contracts between California residents entered into and to be performed wholly within the State of California.

     16.  Compliance  with  Laws.  Notwithstanding any provision of this Note to
          ----------------------
the contrary, the total liability for payments in the nature of interest shall not exceed the limits imposed by the applicable usury laws of the

State of California. If, from any circumstances whatsoever, fulfillment of any provision hereof or of any other agreement evidencing, securing or otherwise assuring payment of the debt, at the time performance of such provision shall be due, shall involve the payment of interest in excess of that authorized by law, and if from any circumstances, Holder shall ever receive as interest an amount which would exceed the highest lawful rate applicable to Maker, such amount which would be excessive interest shall be applied to the reduction of the principal balance outstanding under this Note and not to the payment of interest.

     17.  Attorneys  Fees.  If  Holder  institutes any collection effort, of any
          ---------------
nature whatsoever (expressly including any collection efforts in any bankruptcy case), for any amount due and payable hereunder following a Default, then Maker shall pay to Holder forthwith any and all reasonable costs and expenses of collection actually incurred by Holder, including, without limitation, reasonable attorneys fees, accounting fees, expert witness fees and related costs, including time for personnel of Holder, plus interest for such costs or expenses as incurred, at the Default Rate, whether or not suit or other action or proceeding is instituted. The payment of any and all such costs and expenses shall be fully secured by any and all instruments securing this Note and fully assured by any and all instruments assuring payment of this Note, including without limitation, the Security Documents. If either party to this Note commences any mediation, arbitration, administrative proceeding or judicial proceeding (each, a "PROCEEDING") to enforce or interpret any term, condition or other provision of this Note, the prevailing party in such Proceeding shall be entitled to recover reasonable attorneys fees, accounting fees, expert witness fees and related costs incurred by such prevailing party in such Proceeding from the non-prevailing party, in addition to any other relief to which such prevailing party may be entitled.

"MAKER"

RAPIDTRON,  INC.,
a  Nevada  corporation


By:________________________________________________________
      John Creel, President & Chief Executive Officer



Maker's  Address  for  Notice:
------------------------------

Rapidtron,  Inc.
3151  Airway  Avenue,  Suite  Q
Costa  Mesa,  CA  92626-4627
Facsimile:  (949)  474-4550

Holder's  Address  for  Notice:
------------------------------

LDM  Enterprises,  LLC
Attention:  Raymond  Lee
2515  Sierra  Vista
Newport  Beach,  California  92660
Facsimile:  (949)  722-7526


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
               Exhibit "A" to Convertible Secured Promissory Note
                                    EXHIBIT A

                                CONVERSION NOTICE


     To:    RAPIDTRON, INC.

     The undersigned holder of the within Notice hereby irrevocably exercises the option to convert all of the principal amount outstanding of the within Debenture into that number of shares of Common Stock determined by dividing the outstanding principal amount by the Conversion Price (as defined in the Debenture) in accordance with the terms of the within Debenture, and directs that the shares issuable and deliverable upon the conversion be issued in the name of and delivered to the undersigned payee.

Date:   ____________________



[for individual]

_____________________________________________________
     (signature)


Printed Name and Capacity:________________________




[for entity]

_____________________________________________________

By:__________________________________________________
               (signature)

Name:________________________________________________

Title:_______________________________________________